Great Plains Energy
Aquila Transaction Update

Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Statements made in this release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements regarding projected delivered volumes and margins, the outcome of regulatory proceedings, cost estimates of the comprehensive energy plan and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the registrants are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include:
future economic conditions in the regional, national and international markets, including but not limited to regional and national wholesale electricity markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates KCP&L can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and in availability and cost of capital and the effects on pension plan assets and costs; credit ratings; inflation rates;
effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; increased competition including, but not limited to, retail choice in the electric utility industry and the entry of new competitors; ability to carry out marketing and sales plans; weather conditions including weather-related damage; cost, availability, quality and deliverability of fuel; ability to achieve generation planning goals and the occurrence and duration of unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generating capacity; nuclear operations; ability to enter new markets successfully and capitalize on growth opportunities in non-regulated businesses and the effects of competition; workforce risks including compensation and benefits costs; performance of projects undertaken by non-regulated businesses and the success of efforts to invest in and develop new opportunities; the ability to successfully complete merger, acquisition or divestiture plans (including the acquisition of Aquila, Inc., and Aquila’s sale of assets to Black Hills Corporation); the outcome of Great Plains Energy’s review of strategic and structural alternatives for its subsidiary Strategic Energy, L.L.C.; and other risks and uncertainties. Other risk factors are detailed from time to time in Great Plains Energy’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities and Exchange Commission. This list of factors is not all-inclusive because it is not possible to predict all factors.
Forward Looking Statement

Great Plains Energy
Aquila Transaction Update
Mike Chesser,
Chairman and CEO

**STRATEGIC INTENT:**

- Increases Shareholder Value
- Improves Total Living Environment

Operational Excellence: Tier 1
Comprehensive Energy Plan
Winning Culture
Community Political Regulatory
Strategic Energy

GREAT PLAINS ENERGY

 • Strong performance at KCP&L
 • Comprehensive Energy Plan
 • Sierra Club agreement
 • Strategic alternative review of
 Strategic Energy
 • Pending acquisition of Aquila’s
 Missouri electric operations
Strategic Context - GPE / KCP&L

Iowa
Nebraska
Missouri
Kansas
KCP&L
Aquila

Kansas City Power & Light
ENERGIZING LIFE

Aquila

GREAT PLAINS ENERGY

✓ Strong support for transaction from
 shareholders of both companies

✓ FERC approval received

✓ Nebraska, Iowa, & Colorado approval of
 Black Hills transaction
✓ Kansas settlement reached for Black Hills;
 agreement in principle for Great Plains
• Missouri hearings expected to begin in April
• Transaction anticipated to close in first half
 of 2008
+
FORGING A STRONGER
REGIONAL UTILITY
Aquila Transaction Update

Highlights of Revised Missouri Proposal
 • Earlier savings to customers, plus mitigation of
 future rate increases for both companies
 • Recovery of interest on Aquila non-investment grade
 debt through 2012 consistent with Aquila’s current
 approach
 • Great Plains shareholders see accretion beginning in
 year 2
 • Aquila shareholders become part of a financially
 stronger company, including investment grade credit
 rating and dividend payment

Dollars (In Millions)
600
500
400
300
200
100
0
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Note: Projection based on terms of revised regulatory proposal, including synergy capture assumptions
Customer Savings
Projected Customer Savings Mitigate
Future Rate Increases

Revised Proposal
Terry Bassham, CFO
Executive Vice President
Finance & Strategic Development

• Agreement in principle reached
• Terms of agreement will remain confidential until
 definitive document is signed and filed with the
 Commission
• Testimony supporting the agreement is expected to
 be filed on March 4, with a hearing on March 7
Kansas Agreement

What Has Changed
In Missouri
Previous “ask”	Current “ask”
•Immediate approval for retention of 50% of utility operational synergies ($260 million net of transition costs) over 5 years	•Recovery of utility operational synergies through traditional ratemaking process •Regulatory lag expected to provide opportunity for the retention of approximately 50% of the synergies
•Recovery of 50% of transition costs ($45 million) over 5 years	•Recovery of 100% of updated transition cost ($58.9 million) over five years
•Recovery of 100% of the transaction costs ($95 million) over 5 years	•Recovery of 100% of the revised transaction costs ($64.9 million) over 5 years •Company no longer requesting recovery of CIC and Rabbi Trust for Senior Aquila officers
•Recovery requested of actual interest costs in Aquila customer rates	•No recovery of Aquila actual interest costs in excess of equivalent investment grade costs
•Authorization to use additional amortizations in Aquila rate cases to meet credit metrics, consistent with KCP&L’s treatment	•Will include as a component in a future regulatory plan for Aquila
Amounts shown are total amounts before allocations between Missouri and Kansas jurisdictions.

Spring 2008
Summer 2008
Fall 2008
Winter 2008
2009
2010
2011

Missouri Hearings, Approval
 and Close
Shareholders
receive benefits of
synergies
File rate case
File rate case
Shareholders
receive benefits of
new synergies
Rates Effective
Rates Effective
Path to Synergy Sharing

Corporate OH & Other Not Allocated to Missouri
Regulated Operational Synergies
$302
$305
Reduced PP & Increased Revenue
Supply Chain Savings
Non-Fuel O&M
Previously Allocated to Black Hills

GREAT PLAINS ENERGY

Great Plains expects to realize $675 million of total savings and synergies over five years
Interest Savings
Corporate Retained
& Merchant Savings
$302
$305
$68
$120
$131
$54
$27
$275
Significant Synergies Expected

Otoe
Fremont
Page
Taylor
Ringgold
Decatur
Wayne
Appanoose
Davis
Worth
Mercer
Putnam
Schuyler
Atchison
Nodaway
Harrison
Pawnee
Richardson
Holt
Gentry
Grundy
Sullivan
Adair
Andrew
Daviess
DeKalb
Linn
Macon
Nemaha
Brown
Doniphan
Livingston
Buchanan
Clinton
Caldwell
Chariton
Carroll
Randolph
Jackson
Platte
Clay
Ray
Leavenworth
Jefferson
Manhattan
Lafayette
Saline
Howard
Shawnee
Kansas City
Wabaunsee
Topeka
Blue Springs
Lees Summit
Lawrence
Douglas
Olathe
Cooper
Johnson
Pettis
Osage
Franklin
Cass
Moniteau
Miami
Morgan
Lyon
Henry
Bates
Benton
Coffey
Anderson
Miller
Saint Clair
Camden
Hickory
Greenwood
Woodson
Allen
Bourbon
Vernon
Cedar
Dallas
Polk
Laclede
Wilson
Neosho
Crawford
Barton
Elk
Dade
Montgomery
Labette
Cherokee
Wright
Jasper
Lawrence
Greene
29
229
435
470
70
335
35
44

GREAT PLAINS ENERGY

Proximity Helps to Achieve
Synergy Numbers

LG&E-KU 7.80%
BUG-LILCO 7.40%
FirstEnergy-GPU 5.70%
Dominion-CNG 5.70%
KCP&L-Aquila 5.30%
Exelon-PSEG 4.60%
OE-Centerior 4.20%
Puget-WE 4.00%
PE-Enova 3.70%
IE-SIGCORP 3.70%
Duke-Cinergy 3.60%
Nevada-SPP 3.40%
Union-CIPSCO 3.20%
AEP-CSW 3.20%
CP&L-FPC 3.10%
Delmarva-AE 3.10%
NSP-New Cent 3.10%
ComEd-PECO 2.80%
ConEd-O&R 1.20%
Ameren-IP 0.80%
PNM-TNP 0.70%
MidAm-PacifiCorp 0.20%

BUG-LILCO 21.50%
Duke-Cinergy 20.60%
LG&E-KU 20.10%
Exelon-PSEG 19.30%
Dominion-CNG 16.10%
FirstEnergy-GPU 14.10%
Puget-WE 12.90%
KCP&L-Aquila 11.20%
Nevada-SPP 10.00%
PE-Enova 9.60%
IE-SIGCORP 9.50%
Delmarva-AE 8.70%
NSP-New Cent 8.60%
AEP-CSW 8.50%
CP&L-FPC 7.20%
OE-Centerior 7.20%
Union-CIPSCO 6.70%
ComEd-PECO 5.10%
ConEd-O&R 3.60%
Ameren-IP 2.50%
PNM-TNP 2.10%
MidAm-PacifiCorp 0.40%

GREAT PLAINS ENERGY

Announced Synergies as a % of Combined Total O&M
Announced Synergies as a % of Combined Non-Fuel O&M
Source: RJ Rudden Associates, based on $279mm of regulated operational synergies net of purchased power
Estimates Are In Line With Comparable
Merger Savings

Shareholder Value Proposition
 Great Plains Shareholders
• Accretion in 2009 and beyond
• Investment in Aquila’s growth
 expands rate base
• Operational and financial scale:
 shared synergies mitigate future
 rate increases
• Efficient use of Aquila’s tax
 position
 Aquila Shareholders
• Investment grade credit rating
 to support rate base
 investments at lower costs
• Dividends
• Operational and financial scale:
 shared synergies mitigate future
 rate increases
• New regulatory plan to support
 future investment

Great Plains Energy
Aquila Transaction Update